For period ending June 30, 2001
	Exhibit 77C

	File number 811-4919

At a Special Meeting of Shareholders held on March 1, 2001, the shareholders of High Income Portfolio (the "Fund") approved the following proposals, as indicated below:

Proposal 1
To approve or disapprove a new investment management and administration contract between Brinson Series Trust ("Trust") and Brinson Advisors, Inc. ("Brinson Advisors") (formerly
Mitchell Hutchins Asset Management Inc.) with respect to the fund.

Shares
Shares

Voted
Voted
Shares
For
Against
Abstain



1,120,824.540
0
0




Proposal 2
To approve or disapprove a new sub-advisory contract between Brinson Advisors and Alliance Capital Management L.P. with respect to the Fund.

Shares
Shares

Voted
Voted
Shares
For
Against
Abstain



1,120,824.540
0
0





Proposal 3
To approve or disapprove a policy to permit Brinson Advisors and the Trust's board of trustees to appoint and replace sub-advisors for the Fund and to enter into and amend their sub-advisory contracts without further shareholder approval.

Shares
Shares

Voted
Voted
Shares
For
Against
Abstain



1,120,824.540
0
0










For period ending June 30, 2001
	Exhibit 77C

	File number 811-4919


At a Special Meeting of Shareholders held on March 1, 2001, the shareholders of High Grade Fixed Income Portfolio (the "Fund") approved the following proposals, as indicated below:

Proposal 1
To approve or disapprove a new investment management and administration contract between Brinson Series Trust (" Trust") and Brinson Advisors, Inc. ("Brinson Advisors") (formerly Mitchell Hutchins Asset Management Inc.) With respect to the Fund.

Shares
Shares

Voted
Voted
Shares
For
Against
Abstain



269,712.133
0
0




Proposal 2
To approve or disapprove a new sub-advisory contract between Brinson Advisors and Alliance Capital Management L.P. with respect to the Fund.

Shares
Shares

Voted
Voted
Shares
For
Against
Abstain



269,712.133
0
0





Proposal 3
To approve or disapprove a policy to permit Brinson Advisors and the Trust's board of trustees to appoint and replace sub-advisors for the Fund and to enter into and amend their sub-advisory contracts without further shareholder approval.

Shares
Shares

Voted
Voted
Shares
For
Against
Abstain



269,712.133
0
0







For period ending June 30, 2001
	Exhibit 77C

	File number 811-4919


At a Special Meeting of Shareholders held on March 1, 2001, the shareholders of Global Income Portfolio (the "Fund") approved the following proposals, as indicated below:

Proposal 1
To approve or disapprove a new investment management and administration contract between Brinson Series Trust (" Trust") and Brinson Advisors, Inc. ("Brinson Advisors") (formerly Mitchell Hutchins Asset Management Inc.) with respect to the Fund.

Shares
Shares

Voted
Voted
Shares
For
Against
Abstain



320,008.162
0
194,966.414




Proposal 2
To approve or disapprove a new sub-advisory contract between Brinson Advisors and Alliance Capital Management L.P. with respect to the Fund.

Shares
Shares

Voted
Voted
Shares
For
Against
Abstain



320,008.162
0
194,966.414





Proposal 3
To approve or disapprove a policy to permit Brinson Advisors and the Trust's board of trustees to appoint and replace sub-advisors for the Fund and to enter into and amend their sub-advisory contracts without further shareholder approval.

Shares
Shares

Voted
Voted
Shares
For
Against
Abstain



312,530.610
0
193,167.91
9







For period ending June 30, 2001
	Exhibit 77C

	File number 811-4919



At a Special Meeting of Shareholders held on March 1, 2001, the shareholders of Growth and Income Portfolio (the "Fund") approved the following proposals, as indicated below:

Proposal 1
To approve or disapprove a new investment management and administration contract between Brinson Series Trust ("Trust") and Brinson Advisors, Inc. ("Brinson Advisors") (formerly Mitchell
Hutchins Asset Management Inc.)  with respect to the Fund.

Shares
Shares

Voted
Voted
Shares
For
Against
Abstain



1,665,845.067
21,790.2
01
46,540.179




PROPOSAL 2
To approve or disapprove a new sub-advisory contract between Brinson Advisors and Alliance Capital Management L.P. with respect to the Fund.

Shares
Shares

Voted
Voted
Shares
For
Against
Abstain



1,661,978.198
25,657.07
0
46,540.179





Proposal 3
To approve or disapprove a policy to permit Brinson Advisors and the Trust's board of trustees to appoint and replace sub-advisors for the Fund and to enter into and amend their sub-advisory contracts without further shareholder approval.

Shares
Shares

Voted
Voted
Shares
For
Against
Abstain



1,656,033.358
31,601.91
0
46,540.179








For period ending June 30, 2001
	Exhibit 77C

	File number 811-4919



At a Special Meeting of Shareholders held on March 1, 2001, the shareholders of Balanced Portfolio (the "Fund") approved the following proposals, as indicated below:

Proposal 1
To approve or disapprove a new investment management and administration contract between Brinson Series Trust (" Trust") and Brinson Advisors, Inc. ("Brinson Advisors") (formerly Mitchell Hutchins Asset Management Inc.) with respect to the Fund.

Shares
Shares

Voted
Voted
Shares
For
Against
Abstain



1,165,231.379
0
357,790.4
06




Proposal 2
To approve or disapprove a new sub-advisory contract between Brinson Advisors and Alliance Capital Management L.P. with respect to the Fund.

Shares
Shares

Voted
Voted
Shares
For
Against
Abstain



1,165,231.379
0
357,790.4
06





Proposal 3
To approve or disapprove a policy to permit Brinson Advisors and the trust's board of trustees to appoint and replace sub-advisors for the Fund and to enter into and amend their sub-advisory contracts without further shareholder approval.

Shares
Shares

Voted
Voted
Shares
For
Against
Abstain



1,050,321.993
114,902.3
69
357,797.4
24






For period ending June 30, 2001
	Exhibit 77C

	File number 811-4919

At a Special Meeting of Shareholders held on March 1, 2001, the shareholders of Strategic Income Portfolio (the "Fund) approved the following proposals, as indicated below:

Proposal 1
To approve or disapprove a new investment management and administration contract between Brinson Series Trust (" Trust") and Brinson Advisors, Inc. ("Brinson Advisors") (formerly Mitchell Hutchins Asset Management Inc.) with respect to strategic income portfolio ("Fund").

Shares
Shares

Voted
Voted
Shares
For
Against
Abstain



1,052,775.615
0
68,654.006




Proposal 2
To approve or disapprove a new sub-advisory contract between Brinson Advisors and Alliance Capital Management L.P. with respect to the Fund.

Shares
Shares

Voted
Voted
Shares
For
Against
Abstain



1,032,342.399
74,335.63
5
14,751.587





Proposal 3
To approve or disapprove a policy to permit Brinson Advisors and the Trust's board of trustees to appoint and replace sub-advisors for the Fund and to enter into and amend their sub-advisory contracts without further shareholder approval.

Shares
Shares

Voted
Voted
Shares
For
Against
Abstain



1,032,342.399
0
89,087.222







For period ending June 30, 2001
	Exhibit 77C

	File number 811-4919


At a Special Meeting of Shareholders held on March 1, 2001, the shareholders of Small Cap Portfolio (the "Fund") approved the following proposals, as indicated below:

Proposal 1
Brinson Series Trust (" Trust") and to approve or disapprove a new investment management and administration contract between Brinson
Advisors, Inc. ("Brinson Advisors") (formerly Mitchell Hutchins
Asset Management Inc.)  with respect to the Fund.

Shares
Shares

Voted
Voted
Shares
For
Against
Abstain



400,015.694
0
0




Proposal 2
To approve or disapprove a new sub-advisory contract between Brinson Advisors and Alliance Capital Management L.P. with respect to the Fund.

Shares
Shares

Voted
Voted
Shares
For
Against
Abstain



400,015.694
0
0





Proposal 3
To approve or disapprove a policy to permit Brinson Advisors and the Trust's board of trustees to appoint and replace sub-advisors for the Fund and to enter into and amend their sub-advisory contracts without further shareholder approval.

Shares
Shares

Voted
Voted
Shares
For
Against
Abstain



400,015.694
0
0










For period ending June 30, 2001
	Exhibit 77C

	File number 811-4919


At a Special Meeting of Shareholders held on March 1, 2001, the shareholders of Growth Portfolio ("the Fund") approved the following proposals, as indicated below:

Proposal 1
To approve or disapprove a new investment management and administration contract between Brinson Series Trust (" Trust") and Brinson Advisors, Inc. ("Brinson Advisors") (formerly Mitchell Hutchins Asset Management Inc.) with respect to the Fund.

Shares
Shares

Voted
Voted
Shares
For
Against
Abstain



968,373.074
0
402,604.012




Proposal 2
To approve or disapprove a new sub-advisory contract between Brinson Advisors and Alliance Capital Management L.P. with respect to the Fund.

Shares
Shares

Voted
Voted
Shares
For
Against
Abstain



968,373.074
0
402,604.012





Proposal 3
To approve or disapprove a policy to permit Brinson Advisors and the Trust's board of trustees to appoint and replace sub-advisors for the Fund and to enter into and amend their sub-advisory contracts without further shareholder approval.

Shares
Shares

Voted
Voted
Shares
For
Against
Abstain



968,373.074
0
402,604.012






For period ending June 30, 2001
	Exhibit 77C

	File number 811-4919

At a Special Meeting of Shareholders held on March 1, 2001, the shareholders of Global Equity Portfolio (the "Fund") approved the following proposals, as indicated below:

Proposal 1
To approve or disapprove a new investment management and administration contract between Brinson Series Trust (" Trust") and Brinson Advisors, Inc. ("Brinson Advisors") (formerly Mitchell Hutchins Asset Management Inc.) with respect to the Fund.

Shares
Shares

Voted
Voted
Shares
For
Against
Abstain



333,630.967
0
276,771.739




Proposal 2
To approve or disapprove a new sub-advisory contract between Brinson Advisors and Alliance Capital Management L.P. with respect to the Fund.

Shares
Shares

Voted
Voted
Shares
For
Against
Abstain



333,630.967
0
276,771.739







For period ending June 30, 2001
	Exhibit 77C

	File number 811-4919



At a Special Meeting of Shareholders held on April 19, 2001, the shareholders of Aggressive Growth Portfolio (the "Fund") approved the following proposals, as indicated below:

Proposal 1
To approve or disapprove a new sub-advisory contract between Brinson Advisors, Inc. ("Brinson Advisors") (formerly Mitchell
Hutchins Asset Management Inc.) And Nicholas-Applegate Capital
Management, L.P. with respect to the Fund.

Shares
Shares

Voted
Voted
Shares
For
Against
Abstain



942,391.694
41,989.80
1
2,684.820





Proposal 2
To approve or disapprove a policy to permit Brinson Advisors and Brinson Series Trust's board of trustees to appoint and replace sub advisors for the Fund and to enter into and amend their sub advisory contracts without further shareholder approval.

Shares
Shares

Voted
Voted
Shares
For
Against
Abstain



931,188.491
53,193.00
4
2,684.820








Exhibit 77Q-1
Re:  Aggressive Growth Portfolio

SUB-ADVISORY CONTRACT
	Agreement made as of April 19, 2001 ("Contract") between MITCHELL HUTCHINS ASSET MANAGEMENT INC., a Delaware corporation ("Mitchell Hutchins"), and NICHOLAS-APPLEGATE CAPITAL MANAGEMENT, L.P., a
California limited partnership ("Sub-Adviser").
	RECITALS
(1)	Mitchell Hutchins has entered into an Investment Advisory and
		Administration Contract, dated April 21,1988 ("Advisory
Contract"),
		with Mitchell Hutchins Series Trust (formerly named
PaineWebber
Series Trust) ("Trust"), an open-end management investment
company registered under the Investment Company Act of 1940, as amended ("1940 Act") with respect to the Aggressive Growth
		Portfolio ("Series") series of the Trust;
(2)Mitchell Hutchins wishes to retain the Sub-Adviser to furnish certain investment advisory services to Mitchell Hutchins and the Series; and
	(3)	The Sub-Adviser is willing to furnish such services.
	NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, Mitchell Hutchins and the Sub-Adviser agree as follows:
1.	Appointment.  Mitchell Hutchins hereby appoints the Sub-Adviser as an investment sub-adviser with respect to the Series for the period and on the terms set forth in this Contract.  The
Sub Adviser accepts that appointment and agrees to render the
	 services herein set forth, for the compensation herein provided.
	2.	Duties as Sub-Adviser.
(a)	Subject to the supervision and direction of the Trust's Board of Trustees ("Board") and review by Mitchell Hutchins, and any written guidelines adopted by the Board or Mitchell Hutchins and furnished to the Sub Adviser, the Sub-Adviser will provide a continuous investment program for all or a designated portion of the assets ("Segment") of the Series, including investment research and discretionary management with respect to all securities and investments and cash equivalents in the Series or Segment. The Sub Adviser will determine from time to time what investments will be purchased, retained or sold by the Series or Segment. The Sub
Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions for the Series or Segment.  The Sub Adviser will be responsible for voting proxies of issuers of securities held by the Series or Segment.  The Sub
Adviser understands that the Series' assets need to be managed so as to permit it to (i) qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal
Revenue Code, as amended ("Code") and (ii) continue to comply with the diversification requirements imposed by Section 817(h)
of the Code and the regulations thereunder.  The Sub-Adviser will provide services under this Contract in accordance with the Series' investment objective, policies and restrictions as stated in the Trust's currently effective registration statement under the
1940 Act, and any amendments or supplements thereto ("Registration
Statement").
(b)	The Sub Adviser agrees that, in placing orders with brokers, it will seek to obtain the best net result in terms of price and execution; provided that, on behalf of the Series, the Sub Adviser may, in its discretion, use brokers that provide the Sub Adviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Series or Segment, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub Adviser to the Series or its other clients and that the total commissions paid by the Series or Segment will be reasonable in relation to the benefits to the Series over the long term. In no instance will portfolio securities be purchased from or sold to Mitchell Hutchins or the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder.  The Sub-Adviser may aggregate sales and purchase orders with respect to the assets of the Series or Segment with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates.
Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Series and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account. Mitchell
Hutchins recognizes that in some cases this procedure may adversely affect the results obtained for the Series or Segment.
(c)	The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and
regulations promulgated thereunder with respect to transactions by the Sub-Adviser on behalf of the Series or Segment, and will furnish the Board and Mitchell Hutchins with such periodic and special reports as the Board or Mitchell Hutchins reasonably may request.
In compliance with the requirements of Rule 31a-3 under the
1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Series are the property of the Trust,
agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust any records or copies thereof that it maintains for the Series upon request by the Trust.
(d)	At such times as shall be reasonably requested by the Board
for Mitchell Hutchins, the Sub-Adviser will provide the Board and Mitchell Hutchins with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the Series or Segment and make available to the Board and
Mitchell Hutchins any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.
(e)	In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting in the fair valuation of all portfolio securities in the Series or Segment, in accordance with procedures adopted by the Board, as amended from time to time. The Sub-Adviser will use its
reasonable efforts to arrange for the provision of a price from one or more parties independent of the Sub-Adviser for each
portfolio security for which the custodian does not obtain
prices in the ordinary course of business from an automated
pricing service.
3.	    Further Duties.  In all matters relating to the performance of this Contract, the Sub-Adviser will act in conformity with the
Trust's Declaration of Trust, By-Laws and Registration Statement
and with the written instructions and written directions of the
Board and Mitchell Hutchins; and will comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as
amended ("Advisers Act") and the rules under each; Subchapter M of the Code, as applicable to regulated investment companies;
and all other federal and state laws and regulations applicable to the Trust and the Series.  Mitchell Hutchins agrees to provide to the Sub-Adviser copies of the Trust's Declaration of Trust,
By Laws, Registration Statement, written instructions and
directions of the Board and Mitchell Hutchins, and any amendments or supplements to any of these materials as soon as practicable after such materials become available; and further agrees to identify to the Sub-Adviser in writing any broker-dealers that are affiliated with Mitchell Hutchins (other than PaineWebber
Incorporated and Mitchell Hutchins itself).
4.	Expenses.  During the term of this Contract, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Contract.
	5.	Compensation.
(a)	For the services provided and the expenses assumed by
the Sub-Adviser pursuant to this Contract, Mitchell Hutchins, not the Series, will pay to the Sub-Adviser a sub-advisory fee, computed daily and paid monthly, at an annual rate of 0.50% of the average daily net assets of the Series or Segment (computed in the manner specified in the Advisory Contract).  If the Sub
Adviser is managing a Segment, its fees will be based on the value of assets of the Series within the Sub-Adviser's Segment.
(b)	The fee shall be accrued daily and payable monthly to the
Sub-Adviser on or before the last business day of the next
succeeding calendar month.
(c)	If this Contract becomes effective or terminates before the
end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated
according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.
6.	Limitation of Liability.
(a)	The Sub-Adviser shall not be liable for any error of judgment
	or mistake of law or for any loss suffered by the Series, the Trust, its shareholders or by Mitchell Hutchins in connection with the matters to which this Contract relates, except a loss resulting from willful misfeasance, bad faith or gross
	negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under
	this Contract. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.
(b)	In no event will the Sub-Adviser have any responsibilities for any other series of the Trust, for any portion of the Series' investments not managed by the Sub-Adviser or for the acts or omissions of any other sub-adviser to the Trust or Series.
In particular, in the event the Sub-Adviser shall manage only a portion of the Series' investments, the Sub-Adviser shall have no responsibility for the Series' being in violation of any applicable law or regulation or investment policy or restriction applicable to the Series as a whole or for the Series' failing to qualify as a regulated investment company under the Code or failing to comply with the diversification requirements imposed by Section 817(h) and the regulations thereunder, if the securities and other holdings of the segment managed by the Sub-Adviser are such that such Segment would not be in such violation or fail to so qualify or comply if such Segment were deemed a separate series of the Trust or a separate "regulated investment company" under the Code.

7.	Representations of the Sub-Adviser.
(a)	The Sub-Adviser (i) is registered as an investment adviser
under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the
applicable requirements of any regulatory or industry self
regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract;
and (v) will promptly notify Mitchell Hutchins of the occurrence of any event that would disqualify the Sub-Adviser from serving as a sub investment adviser of an investment company pursuant to
Section 9(a) of the 1940 Act or otherwise.
(b)	The Sub-Adviser has adopted a written code of ethics and
appropriate procedures complying with the requirements of Rule
17j-1 under the 1940 Act and has provided Mitchell Hutchins and the
Board with a copy of such code of ethics, together with evidence of its adoption.  Within fifteen days of the end of the last calendar quarter of each year that this Contract is in effect, the president or a vice president of the Sub-Adviser shall
certify to Mitchell Hutchins that the Sub-Adviser has
complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the
Sub-Adviser's code of ethics or, if such a violation has
occurred, that appropriate action was taken in response to such violation.  Upon the written request of Mitchell Hutchins,
the Sub-Adviser shall permit Mitchell Hutchins, its employees or its agents to examine the reports required to be made by the Sub-Adviser pursuant to Rule 17j-1 relevant to the
Sub-Adviser code of ethics.
(c)	The Sub-Adviser has provided Mitchell Hutchins with a
copy of its Form ADV, as most recently filed with the SEC and promptly will furnish a copy of all amendments to Mitchell Hutchins at least annually.
(d)	The Sub-Adviser will notify Mitchell Hutchins of any change
of control (as defined in the 1940 Act) of the Sub-Adviser,
including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Series or senior management of the Sub-Adviser, in each case prior to, or promptly after, such change.
(e)	The Sub-Adviser agrees that neither it, nor any of its
affiliates, will in any way refer directly or indirectly to its relationship with the Series, the Trust, Mitchell Hutchins or any of their respective affiliates in offering, marketing or other
promotional materials without the prior express written consent of Mitchell Hutchins.
8. 		Services Not Exclusive.  The services furnished by the Sub
Adviser hereunder are not to be deemed exclusive and the Sub
Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby or unless otherwise agreed to by the parties hereunder in writing.
Nothing in this Contract shall limit or restrict the right of any trustee, director, officer or employee of the Sub-Adviser, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any
other business, whether of a similar nature or a dissimilar nature.
9. 		Duration and Termination.
(a)	This Contract shall become effective upon the day and
year first written above, provided that this Contract has been approved for the Series by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party ("Independent Trustees") cast in person at a meeting called for the purpose of voting on such approval and
(ii) a majority of the Series' outstanding voting securities unless in the case of (ii), the Trust complies with the terms of any SEC exemptive order or rule permitting it to modify to the
Contract without such vote.
(b)	Unless sooner terminated as provided herein, this Contract
shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each,
provided that such continuance is specifically approved at least annually: (i) by a vote of a majority of Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Series.
(c)	Notwithstanding the foregoing, with respect to the Series,
this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Series on sixty days'
written notice to the Sub-Adviser.  The Contract may also be terminated, without payment of penalty, by Mitchell Hutchins (i)
upon material breach by the Sub-Adviser of any of the
representations and warranties set forth in Paragraph 7 of this
Contract, if such breach shall not have been cured within a 20 day period after notice of such breach or (ii) if, in the
reasonable judgment of Mitchell Hutchins, the Sub-Adviser becomes unable to discharge its duties and obligations under this
Contract, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely
affect the Series.   The Sub-Adviser may terminate this Contract
at any time, without payment of any penalty, on 120 days' written notice to Mitchell Hutchins.  This Contract will terminate
automatically in the event of its assignment or upon termination of the Advisory Contract as it relates to the Series.
10. 	Amendment of this Contract.  No provision of this Contract
may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination
is sought.  No amendment of this Contract as to the Series
shall be effective until approved by vote of (i) the Independent
Trustees and (ii) a majority of the Series' outstanding voting securities unless in the case of (ii), the Trust complies with the terms of any SEC exemptive order or rule permitting it to modify to the Contract without such vote.
11. 	Governing Law.  This Contract shall be construed in accordance with the 1940 Act and the laws of the State of New York, without giving effect to the conflicts of laws principles thereof.  To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter
shall control.
12. 	Miscellaneous.  The captions in this Contract are included
for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby.
This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.  As used in this Contract, the terms "majority of the outstanding voting securities," "affiliated person," "interested person,"
"assignment," "broker," "investment adviser," "net assets,"
"sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order.  Where the effect of a requirement of the federal securities laws
reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.  This Contract may be signed in counterpart.
13. 	Notices.  Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or Mitchell
Hutchins upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein).
All notices provided to Mitchell Hutchins will be sent to the attention of Dianne E. O'Donnell, Deputy General Counsel. All notices provided to the Sub-Adviser will be sent to the attention of Director, Client Service/Marketing.



IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.




Attest:

MITCHELL HUTCHINS ASSET
MANAGEMENT INC.
51 West 52nd Street
New York, New York  10019-6114
By:	/s/ Cristina Paradiso
By:	/s/ Dianne E. O'Donnell
Name:  Cristina Paradiso
Name:  Dianne E. O'Donnell
Title:    Vice President
Title:    Senior Vice President





Attest:

NICHOLAS APPLEGATE CAPITAL
MANAGEMENT, L.P.
600 West Broadway, 29th Floor
San Diego, California 92101

By:  /s/ Charles H. Field
By:  /s/ Blake Moore
Name:  Charles H. Field
Name:  Blake Moore
Title:     Deputy General Counsel
Title:     Legal Counsel




Exhibit 77Q-1


SUB-ADVISORY CONTRACT
Contract made as of March 1, 2001 between MITCHELL HUTCHINS ASSET MANAGEMENT INC., a Delaware corporation ("Mitchell Hutchins"), and ALLIANCE CAPITAL MANAGEMENT L.P., a Delaware limited partnership ("Sub-Adviser").
	RECITALS
(1)	Mitchell Hutchins has entered into an Investment Management
and Administration Contract, dated March 1, 2001 ("Management Agreement"), with Mitchell Hutchins Series Trust ("Fund"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), with respect to the series of the Trust designated as Balanced
Portfolio, Global Equity Portfolio, Global Income Portfolio,
Growth Portfolio, Growth and Income Portfolio, High Grade Fixed
Income Portfolio, High Income Portfolio, Small Cap Portfolio and Strategic Income Portfolio and to each such other series as to which this Contract may apply (each, a "Series");
(2)	Mitchell Hutchins wishes to retain the Sub-Adviser to
furnish certain investment advisory services to Mitchell Hutchins and each of the above-referenced Series; and
	(3)	The Sub-Adviser is willing to furnish such services;
	NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, Mitchell Hutchins and the Sub
Adviser agree as follows with respect to each Series:
1.	Appointment.  Mitchell Hutchins hereby appoints the Sub
Adviser as an investment sub-adviser with respect to the Series for the period and on the terms set forth in this Contract. The Sub Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.
	2.	Duties as Sub-Adviser.
(a)	Subject to the supervision and direction of the Fund's
Board of Trustees ("Board") and review by Mitchell Hutchins, and any written guidelines adopted by the Board or Mitchell Hutchins, the Sub-Adviser will provide a continuous investment program for all or a designated portion of the assets ("Segment") of the Series, including investment research and discretionary management with respect to all securities and investments and cash equivalents in the Series or Segment.  The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Series or Segment. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions for the Series or Segment.  The Sub-Adviser will be responsible for voting proxies of issuers of securities held by the Series or Segment. The Sub-Adviser understands that the Series' assets need to be managed so as to permit it to (i)
qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended
("Code") and (ii) continue to comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder.  The Sub-Adviser will provide services under this Contract in accordance with the Series' investment objective, policies and restrictions as stated in the Fund's currently effective registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement").
(b)	The Sub-Adviser agrees that, in placing orders with brokers, it will obtain the best net result in terms of price and execution; provided that, on behalf of the Series, the Sub-Adviser may, in its discretion, use brokers that provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Series or Segment, and the Sub Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub Adviser to the Series and its other clients and that the total commissions paid by the Series or Segment will be reasonable in relation to the benefits to the Series over the long term.
In no instance will portfolio securities be purchased from or sold to Mitchell Hutchins or the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Sub-Adviser may aggregate sales and purchase orders with respect to the assets of the Series or Segment with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Series and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.
Mitchell Hutchins recognizes that in some cases this procedure may adversely affect the results obtained for the Series or Segment. Subject to the Sub-Adviser's obligations to seek best execution, Mitchell Hutchins agrees that the Sub-Adviser, in its sole discretion, may place transactions on behalf of the Series and the Fund with Sanford C. Bernstein & Co., LLC ("SCB LLC"), an affiliate of the Sub-Adviser, or any other broker-dealer deemed to be an affiliate of the Sub Adviser (together with SCB LLC, the "Affiliated Broker-Dealers") so long as such transactions are effected in conformity with the requirements (including any applicable exemptions and administrative interpretations set forth in
Part II of the Sub-Adviser's Form ADV Registration Statement
("Form ADV") on file with the Securities and Exchange Commission ("SEC")) of Section 11(a)(1)(H) of the Securities Exchange Act
of 1934.  In all such dealings, the Affiliated Broker-Dealers shall be authorized and entitled to retain any commissions, remuneration or profits which may be made in such transactions and shall not be liable to account for the same to Mitchell Hutchins, the
Series or the Fund.
Mitchell Hutchins further authorizes the Sub-Adviser and its Affiliated Broker-Dealers to execute agency cross transactions
(the "Cross Transactions") on behalf of the Series and the Fund.
Cross Transactions are transactions which may be effected by the Affiliated Broker-Dealers acting for both the Series or the Fund and the counterparty to the transaction.  Cross Transactions enable the Sub-Adviser to purchase or sell a block of securities for the Series or the Fund at a set price and possibly avoid an unfavorable price movement that may be created through entrance into the market with such purchase or sale order. As such, the Sub Adviser believes that Cross Transactions can provide meaningful benefits for the Series and the Fund and its clients generally. Mitchell Hutchins, the Series and the Fund should be aware, however, that in a Cross Transaction an Affiliated Broker-Dealer will be receiving commissions from both sides of the trade and, therefore, there is a potentially conflicting division of loyalties and responsibilities.
(c)	The Sub-Adviser will maintain all books and records required to be maintained pursuant to Rule 31a-1(b)(ii)(3), (5), (6), (7),
(9) and (10) under the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions by the Sub
Adviser on behalf of the Series or Segment, and will furnish the Board and Mitchell Hutchins with such periodic and special reports as the Board or Mitchell Hutchins reasonably may request.
In compliance with the requirements of Rule 31a-3 under the 1940
Act, the Sub-Adviser hereby agrees that all records that it
maintains for the Series are the property of the Fund, agrees to preserve for the periods prescribed by Rule 31a-2 under the
1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records that it maintains for the Series upon request by the Fund.
(d)	At such times as shall be reasonably requested by the
Board or Mitchell Hutchins, the Sub-Adviser will provide the
Board and Mitchell Hutchins with economic and investment analyses and reports as well as quarterly reports setting forth the
performance of the Series or Segment and make available to the
Board and Mitchell Hutchins any economic, statistical and
investment services that the Sub-Adviser normally makes available to its institutional or other customers.
(e)	In accordance with procedures adopted by the Board, as
amended from time to time, the Sub-Adviser is responsible for assisting in the fair valuation of all portfolio securities in the Series or Segment and will use its reasonable efforts to arrange for the provision of a price from one or more parties independent of the Sub-Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.
3. Further Duties. In all matters relating to the performance of this Contract, the Sub-Adviser will act in conformity with the
Fund's Declaration of Trust, By-Laws and Registration Statement
and with the written instructions and written directions of the
Board and Mitchell Hutchins; and will comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act") and the rules under each; Subchapter M of the
Code, as applicable to regulated investment companies; and all other federal and state laws and regulations applicable to the Fund and the Series. Mitchell Hutchins agrees to provide to the Sub Adviser copies of the Fund's Declaration of Trust, By-Laws, Registration Statement, written instructions and directions of the Board and Mitchell Hutchins, and any amendments or
supplements to any of these materials as soon as practicable after such materials become available; and further agrees to identify to the Sub-Adviser in writing any broker-dealers that are
affiliated with Mitchell Hutchins (other than PaineWebber
Incorporated and Mitchell Hutchins itself).
4.	 Expenses.  During the term of this Contract, the Sub
Adviser will bear all expenses incurred by it in connection with its services under this Contract. The Sub-Adviser shall not be responsible for any expenses incurred by the Fund, the Series or Mitchell Hutchins.
	5.	Compensation.
(a)	For the services provided and the expenses assumed by the Sub
Adviser pursuant to this Contract, Mitchell Hutchins, not the
Series, will pay to the Sub-Adviser a sub-advisory fee, computed daily and paid monthly, at an annual rate as set forth in Schedule
A hereto of the average daily net assets of the Series or Segment (computed in the manner specified in the Management Agreement)
and will provide the Sub Adviser with a schedule showing the manner in which the fee was computed.  If the Sub-Adviser is managing a Segment, its fees will be based on the value of assets of the Series within the Sub Adviser's Segment.
(b)	The fee shall be accrued daily and payable monthly to the
Sub Adviser on or before the last business day of the next
succeeding calendar month.
(c)	If this Contract becomes effective or terminates before the
end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.
	6.	Limitation of Liability.
(a)	The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Series, the Fund, its shareholders or by Mitchell Hutchins in connection with the matters to which this Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract.
(b)	In no event will the Sub-Adviser have any responsibilities
for any other series of the Fund, for any portion of the Series' investments not managed by the Sub-Adviser or for the acts or omissions of any other sub-adviser to the Fund or Series.
	In particular, in the event the Sub-Adviser shall manage only a portion of the Series' investments, the Sub-Adviser shall have no responsibility for the Series' being in violation of any
applicable law or regulation or investment policy or restriction applicable to the Series as a whole or for the Series' failing to qualify as a regulated investment company under the Code or failing to comply with the diversification requirements imposed by
Section 817(h) and the regulations thereunder, if the securities and other holdings of the Segment managed by the Sub-Adviser are such that such Segment would not be in such violation or fail to so qualify or comply if such segment were deemed a separate series of the Fund or a separate "regulated investment company"
under the Code.
		Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.
7.	Representations of Sub-Adviser.  The Sub-Adviser represents, warrants and agrees as follows:
(a)	The Sub-Adviser (i) is registered as an investment adviser
under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the
applicable requirements of any regulatory or industry self
regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this
Contract; and (v) will promptly notify Mitchell Hutchins of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.
(b)	The Sub-Adviser has adopted a written code of ethics and
appropriate procedures complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Mitchell Hutchins and the Board with a copy of such code of ethics, together with evidence of its adoption. Within fifteen days of the end of the last calendar quarter of each year that this Contract is in effect, a duly authorized officer of the Sub Adviser shall certify to Mitchell Hutchins that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation.  Upon the written request of Mitchell Hutchins, the Sub-Adviser shall permit Mitchell
Hutchins, its employees or its agents to examine the reports required to be made by the Sub-Adviser pursuant to Rule 17j-1 and all other records relevant to the Sub-Adviser's code of ethics.
(c)	The Sub-Adviser has provided Mitchell Hutchins with a copy
of its Form ADV, as most recently filed with the SEC and promptly will furnish a copy of all amendments to Mitchell Hutchins at least annually.
(d)	The Sub-Adviser will notify Mitchell Hutchins of any change
of control of the Sub-Adviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Series or senior management of the Sub Adviser, in each case prior to, or promptly after, such change.
(e)	Mitchell Hutchins and the Sub-Adviser agree that neither of
them, nor any of their affiliates, will in any way refer directly or indirectly to their relationship with one another or any of their respective affiliates in offering, marketing or other promotional materials without the prior express written consent of the other, which consent will be promptly provided and not
unreasonably withheld.
8.	Services Not Exclusive.  The services furnished by the Sub
Adviser hereunder are not to be deemed exclusive and the Sub
Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby or unless otherwise agreed to by the parties hereunder in writing. Nothing in this Contract shall limit or restrict the right of any trustee, director, officer or employee of the Sub-Adviser, who may also be a Trustee, officer or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.
	9.	Duration and Termination.
(a)	This Contract shall become effective upon the day and year
first written above, provided that this Contract has been approved for the Series by a vote of (i) a majority of those Trustees of the Fund who are not parties to this Contract or interested persons of any such party ("Independent Trustees") cast at a meeting called for the purpose of voting on such approval and (ii) a majority of the Series' outstanding voting securities unless, in the case of (ii), the Fund complies with the terms of any SEC exemptive order or rule permitting it to enter into the Contract
without such vote.
(b)	Unless sooner terminated as provided herein, this Contract
shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually: (i) by a vote of a majority of Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Series.
(c)	Notwithstanding the foregoing, with respect to the Series,
this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Series on sixty days'
written notice to the Sub-Adviser and may be terminated by the Sub Adviser at any time, without the payment of any penalty, on sixty days' written notice to Mitchell Hutchins. The Contract may also be terminated, without payment of penalty, by Mitchell Hutchins
(i) upon material breach by the Sub-Adviser of any of the representations and warranties set forth in Paragraph 7 of this Contract, if such breach shall not have been cured within a
20-day period after notice of such breach or (ii) if, in the reasonable judgment of Mitchell Hutchins, the Sub-Adviser becomes unable to discharge its duties and obligations under this
Contract, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Series.  This Contract will terminate automatically in the event of its assignment or upon termination of the Management Agreement as it relates to the Series.
	10.Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No amendment of this Contract as to the Series shall be effective until approved by vote of (i) the Independent Trustees and (ii) a majority of the Series' outstanding voting securities unless, in the case of (ii), the Fund complies with the terms of any SEC exemptive order or rule permitting it to modify the
Contract without such vote.
11.	Governing Law.  This Contract shall be construed in accordance with the 1940 Act and the laws of the State of New York, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter
shall control.
12.	Miscellaneous.  The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.  As used in this Contract, the terms "majority of the outstanding voting securities," "affiliated person," "interested person,"
"assignment," "broker," "investment adviser," "net assets,"
"sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or
general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.  This Contract may be signed in counterpart.
13.	Notices.  Any notice herein required is to be in writing
and is deemed to have been given to the Sub-Adviser or Mitchell Hutchins upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein).
All notices provided to Mitchell Hutchins will be sent to the attention of Dianne E. O'Donnell, Deputy General Counsel. All notices provided to the Sub-Adviser will be sent to the attention of Mark R. Manley, Senior Vice President and Counsel.
	IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.




Attest:

MITCHELL HUTCHINS ASSET
MANAGEMENT INC.
51 West 52nd Street
New York, New York  10019-6114
By:	/s/ Evelyn DeSimone
Name: Evelyn DeSimone
Title:   Assistant Vice President
By:	/s/ Dianne E. O'Donnell
Name: Dianne E. O'Donnell
Title:   Senior Vice President





Attest:

ALLIANCE CAPITAL MANAGEMENT L.P.
1345 Avenue of the Americas
New York, New York 10105
By:	/s/ Allison Bernback
Name: Allison Bernback
Title:   Vice President and Counsel
By:	/s/ Mark R. Manley
Name:  Mark R. Manley
Title:    Assistant Secretary




SCHEDULE A



Series
Annual Rate of Sub-Advisory Fee
as a Percentage of Average Daily
Net Assets
Balanced Portfolio
0.375%
Global Equity Portfolio
0.375%
Global Income Portfolio
0.375%
Growth Portfolio
0.375%
Growth and Income Portfolio
0.350%
High Grade Fixed Income Portfolio
0.250%
High Income Portfolio
0.250%
Small Cap Portfolio
0.500%
Strategic Income Portfolio
0.375%





Exhibit 77Q-1
INVESTMENT MANAGEMENT AND
ADMINISTRATION CONTRACT
Contract made as of March 1, 2001, between MITCHELL HUTCHINS SERIES TRUST, a Massachusetts business trust ("Fund"), and MITCHELL
HUTCHINS ASSET MANAGEMENT INC. ("Mitchell Hutchins"), a Delaware corporation registered as an investment adviser under the
Investment Advisers Act of 1940, as amended ("Advisers Act"), and as a broker-dealer under the Securities Exchange Act of 1934, as amended ("1934 Act");
WHEREAS the Fund is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management
investment company, and is authorized to offer for public sale distinct series of shares of beneficial interest; and
WHEREAS the Fund desires and intends to have one or more investment advisers ("Sub-Advisers") provide investment advisory and portfolio management services with respect to the series of shares of beneficial interest of the Fund designated as Balanced Portfolio, Global Equity Portfolio, Global Income Portfolio, Growth Portfolio, Growth and Income Portfolio, High Grade Fixed Income Portfolio,
High Income Portfolio, Small Cap Portfolio and Strategic Income Portfolio and each such other series as to which this Contract may apply (each a "Series"); and
WHEREAS the Fund desires to retain Mitchell Hutchins as
investment manager and administrator to furnish certain
administrative and portfolio management services to the Fund with respect to the Series, and Mitchell Hutchins is willing to furnish such services;
NOW, THEREFORE, in consideration of the premises and mutual
covenants herein contained, it is agreed between the parties hereto as follows:
1.	Appointment. The Fund hereby appoints Mitchell Hutchins as
investment manager and administrator of the Fund and each Series for the period and on the terms set forth in this Contract.
Mitchell Hutchins accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.
2. 	Duties as Investment Manager; Appointment of Sub-Advisers.
(a)	Subject to the oversight and direction of the Fund's Board
of Trustees ("Board"), Mitchell Hutchins will provide to the Fund investment management evaluation services principally by performing initial reviews of prospective Sub-Advisers for each Series and overseeing and monitoring performance of the Sub-Advisers thereafter. Mitchell Hutchins agrees to report to the Fund the results of its evaluation, oversight and monitoring functions and to keep books and records of the Fund in connection therewith.
Upon the request of the Board, Mitchell Hutchins will provide portfolio management services with respect to any portion of Series' assets for which no Sub-Adviser is responsible. Mitchell Hutchins further agrees to communicate performance expectations and evaluations to the Sub-Advisers, and to recommend to the Fund whether agreements with Sub-Advisers should be renewed, modified or terminated.
(b)Mitchell Hutchins is responsible for informing the Sub-Advisers of the investment objective(s), policies and restrictions of the Series for which the Sub-Adviser is responsible, for informing or ascertaining that it is aware of other legal and regulatory responsibilities applicable to the Sub-Adviser with respect to the Series for which the Sub-Adviser is responsible, and for monitoring the Sub Advisers' discharge of their duties; but
Mitchell Hutchins is not responsible for the specific actions
(or inactions) of a Sub-Adviser in the performance of the duties assigned to it.
(c)	With respect to each Sub-Adviser for a Series,
Mitchell Hutchins shall enter into an agreement ("Sub-Advisory Agreement") with the Sub-Adviser in substantially the form previously approved by the Board and shall seek approval of the
Board or a Series' shareholders in a manner consistent with the
1940 Act, the rules thereunder or any applicable exemptive order.
(d)	Mitchell Hutchins shall be responsible for the fees payable
to and shall pay the Sub-Adviser of a Series the fee as specified in the Sub-Advisory Agreement relating thereto.
(e)	In the event that the Board shall request that Mitchell
Hutchins provide any portfolio management services to one or more Series, Mitchell Hutchins shall comply with this paragraph 2(e). Mitchell Hutchins agrees that in placing orders with brokers, it will attempt to obtain the best net result in terms of price and execution; provided that, on behalf of any Series, Mitchell
Hutchins may, in its discretion, use brokers who provide the
Series with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Series, and Mitchell Hutchins may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to Mitchell Hutchins' determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of
Mitchell Hutchins to such Series and its other clients and that the total commissions paid by such Series will be reasonable in relation to the benefits to the Series over the long term. In no instance will portfolio securities be purchased from or sold to Mitchell Hutchins, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. Mitchell Hutchins may aggregate sales and purchase orders with respect to the assets of the Series with similar orders being made simultaneously for other accounts advised by Mitchell Hutchins or its affiliates. Whenever Mitchell Hutchins simultaneously places orders to purchase or sell the same security on behalf of a Series and one or more other
accounts advised by Mitchell Hutchins, such orders will be
allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.  The
Fund recognizes that in some cases this procedure may adversely affect the results obtained for the Series. In providing any portfolio management services, Mitchell Hutchins will oversee the maintenance of all books and records with respect to the securities transactions of each Series, and will furnish the
Board with such periodic and special reports as the Board
reasonably may request.  In compliance with the requirements of
Rule 31a-3 under the 1940 Act, Mitchell Hutchins hereby agrees that all records which it maintains for the Fund are the property of the Fund, agrees to preserve for the periods prescribed by Rule
31a-2 under the 1940 Act any records which it maintains for the
Fund and which are required to be maintained by Rule 31a-1 under the 1940 Act and further agrees to surrender promptly to the
Fund any records which it maintains for the Fund upon request by the Fund.  In providing any portfolio management services,
Mitchell Hutchins will oversee the computation of the net asset value and the net income of each Series as described in the
currently effective registration statement of the Fund under the Securities Act of 1933, as amended, and the 1940 Act and any supplements thereto ("Registration Statement") or as more frequently requested by the Board. The Fund hereby authorizes Mitchell
Hutchins and any entity or persons associated with Mitchell
Hutchins which is a member of a national securities exchange to effect any transaction on such exchange for the account of the
Fund, which transaction is permitted by Section 11(a) of the 1934
Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation by Mitchell Hutchins or any entity or persons associated with Mitchell Hutchins for such transactions.
3.    Duties as Administrator.  Mitchell Hutchins will
administer the affairs of the Fund and Series subject to the oversight and direction of the Board and the following
understandings:
(a)	Mitchell Hutchins will supervise all aspects of the operations of the Fund and the Series, including oversight of transfer agency, custodial and accounting services, except as hereinafter set forth; provided, however, that nothing herein contained shall be deemed to relieve or deprive the Board of any of its responsibilities with respect to the conduct of the affairs of the Fund and the Series.
(b)	Mitchell Hutchins will provide the Fund and each Series
with such corporate, administrative and clerical personnel
(including officers of the Fund) and services as are reasonably deemed necessary or advisable by the Board, including the
maintenance of certain books and records of the Fund and Series in connection with the administration of the Fund.
(c)	Mitchell Hutchins will arrange, but not pay, for the periodic preparation, updating, filing and dissemination (as applicable)
of the Fund's Registration Statement, proxy material, tax returns and required reports to shareholders of each Series and the
Securities and Exchange Commission ("SEC") and other appropriate federal or state regulatory authorities.
(d)	Mitchell Hutchins will provide the Fund and each Series
with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items.
(e)	Mitchell Hutchins will provide the Board on a regular
basis with economic and investment analyses and reports and make available to the Board upon request any economic, statistical and investment services normally available to institutional or other customers of Mitchell Hutchins.
4.   Further Duties. In all matters relating to the performance of this Contract, Mitchell Hutchins will act in conformity with the Declaration of Trust, By-Laws and the currently effective Registration Statement of the Fund and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the Advisers Act, and the rules under each, and all other applicable federal and state laws and regulations.
5.	Delegation of Mitchell Hutchins' Duties as Investment Manager
and Administrator. With respect to any or all Series, Mitchell Hutchins may enter into one or more contracts ("Sub-Investment Management or Sub Administration Contract") with one or more sub investment managers or sub-administrators in which Mitchell
Hutchins delegates to such sub-investment managers or sub administrators any or all of its duties specified in Paragraphs
2 and 3 of this Contract, provided that each Sub-Investment
Management or Sub Administration Contract imposes on the sub investment manager or sub administrator bound thereby all the corresponding duties and conditions towhich Mitchell Hutchins is subject under Paragraphs 2 and 3 of this Contract, and further provided that each Sub Investment Management or Sub-Administration Contract meets all requirements of the 1940 Act and rules thereunder.
6.	Services Not Exclusive. The services furnished by Mitchell
Hutchins hereunder are not to be deemed exclusive and Mitchell Hutchins shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of Mitchell Hutchins, who may also be a Trustee, officer or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.
7. 	Expenses.
(a)	During the term of this Contract, each Series will bear all
expenses, not specifically assumed by Mitchell Hutchins, incurred in its operations and the offering of its shares.
(b)	Expenses borne by each Series will include but not be
limited to the following (or the Series' proportionate share of the following): (i) the cost (including brokerage commissions) of securities purchased or sold by the Series and any losses incurred in connection therewith; (ii) fees payable to and expenses
incurred on behalf of the Series by Mitchell Hutchins under this Contract; (iii) expenses of organizing the Series; (iv) filing fees and expenses relating to the registrations and qualification of the Series' shares and the Fund under federal and/or state
securities laws and maintaining such registration and
qualifications; (v) fees and salaries payable to the Fund's
Trustees and officers who are not interested persons of the Fund or Mitchell Hutchins; (vi) all expenses incurred in connection with the Trustees' services, including travel expenses; (vii)
taxes (including any income or franchise taxes) and governmental fees; (viii) costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds; (ix) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund or the Series for violation of any law; (x) legal, accounting and auditing expenses, including legal fees of special counsel for those Trustees of the Fund who are not interested persons of the Fund; (xi) charges of custodians, transfer agents and other agents; (xii) costs of preparing share certificates; (xiii) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders; (xiv) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials to existing shareholders; (xv) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Fund is a party and the expenses the Fund may incur as a result of its legal obligation to provide indemnification to its officers, Trustees, agents and shareholders) incurred by the Fund or the Series; (xvi) fees, voluntary assessments and other expenses incurred in connection with
membership in investment company organizations; (xvii) costs of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof; (xviii) the cost of investment company literature and other publications provided by the Fund to its Trustees and officers; (xix) costs of mailing, stationery and communications equipment; (xx) expenses incident to any dividend, withdrawal or redemption options; (xxi) charges and expenses of any outside pricing service used to value portfolio securities; (xxii) interest on borrowings of the Fund;
and (xxiii)   any fees or expenses related to license agreements
with respect to securities indices.
(c)	The Fund or a Series may pay directly any expenses incurred
by it in its normal operations and, if any such payment is
consented to by Mitchell Hutchins and acknowledged as otherwise payable by Mitchell Hutchins pursuant to this Contract, a Series may reduce the fee payable to Mitchell Hutchins pursuant to
Paragraph 8 thereof by such amount. To the extent that such
deductions exceed the fee payable to Mitchell Hutchins on any monthly payment date, such excess shall be carried forward and deducted in the same manner from the fee payable on succeeding monthly payment dates.
(d)	Mitchell Hutchins will assume the cost of any compensation
for services provided to the Fund received by the officers of the
Fund and by those Trustees who are interested persons of the Fund.
(e)	The payment or assumption by Mitchell Hutchins of any
expenses of the Fund or a Series that Mitchell Hutchins is not required by this Contract to pay or assume shall not obligate
Mitchell Hutchins to pay or assume the same or any similar expense of the Fund or a Series on any subsequent occasion.
8. 	Compensation.
(a)	For the services provided and the expenses assumed pursuant
to this Contract, the Fund will pay to Mitchell Hutchins the annual fee set forth below with respect to the indicated Series, such fee stated as a percentage of average daily net assets, to be computed daily and paid monthly.
Balanced Portfolio
0.75%
Global Equity Portfolio
0.75%
Global Income Portfolio
0.75%
Growth Portfolio
0.75%
Growth and Income Portfolio
0.70%
High Grade Fixed Income Portfolio
0.50%
High Income Portfolio
0.50%
Small Cap Portfolio
1.00%
Strategic Income Portfolio
0.75%

(b)	For the services provided and the expenses assumed pursuant
to this Contract with respect to any Series hereafter established, the Fund will pay to Mitchell Hutchins from the assets of such Series a fee in an amount to be agreed upon in a written fee agreement ("Fee Agreement") executed by the Fund on behalf of such Series and by Mitchell Hutchins. All such Fee Agreements shall provide that they are subject to all terms and conditions of this Contract.
(c)	The fee shall be computed daily and paid monthly to Mitchell
Hutchins on or before the last business day of the next succeeding calendar month.
(d)	If this Contract becomes effective or terminates before the
end of any month, the fee for the period from the effective day to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.
9.	Limitation of Liability of Mitchell Hutchins.  Mitchell
Hutchins and its officers, directors, employees and delegates, including any Sub-Adviser, Sub-Investment Manager or Sub Administrator to a Series, shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Series, the Fund or any of its shareholders, in connection with the matters to which this Contract relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its
duties or from reckless disregard by it of its obligations and duties under this Contract. Any person, even though also an officer, director, employee, or agent of Mitchell Hutchins, who may be or become an officer, Trustee, employee or agent of the
Fund shall be deemed, when rendering services to a Series or the Fund or acting with respect to any business of such Series or the Fund, to be rendering such service to or acting solely for the Series or the Fund and not as an officer, director, employee, or agent or one under the control or direction of Mitchell Hutchins even though paid by it.
10.	Limitation of Liability of the Trustees and
Shareholders of the Fund. The Trustees, officers, employees or agents of the Fund and the shareholders of any Series shall not be liable for any obligations of any Series or the Fund under this Agreement and Mitchell Hutchins agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Fund in settlement of such right or claim, and not to such Trustees, officers, employees, agents or shareholders.
11. 	Duration and Termination.
(a)	This Contract shall become effective for each Series upon
the day and year first written above, provided that, with respect to any Series, this Contract shall not take effect unless it has first been approved (i) by a vote of a majority of those
Trustees of the Fund who are not parties to this Contract or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval and (ii) by vote of a majority of that Series' outstanding voting securities.
(b)	Unless sooner terminated as provided herein, this Contract
shall continue in effect for two years from the above written date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of those Trustees of the Fund who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or, with respect to any given Series, by vote of a majority of the outstanding voting securities of such Series.
(c)	Notwithstanding the foregoing, with respect to a Series,
this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Series on sixty
days' written notice to Mitchell Hutchins and may be terminated by Mitchell Hutchins at any time, without the payment of any penalty, on sixty days' written notice to the Fund. Termination of this Contract with respect to a Series shall in no way affect the continued validity of this Contract or the performance thereunder with respect to any other Series. This Contract will terminate automatically in the event of its assignment.
12.Amendment of this Contract.  No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Contract as to a Series shall be effective until approved by vote of a majority of the Series' outstanding voting securities.
13.	 Governing Law.  This Contract shall be construed in
accordance with the laws of the State of New York, without
giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act, provided, however, that Paragraph 10 above will be construed in accordance with the laws of the Commonwealth of Massachusetts. To the extent that the applicable laws of the State of New York or the Commonwealth of Massachusetts conflict with the applicable provisions of the 1940 Act, the latter shall control.
14.	Miscellaneous.  The captions in this Contract are included
for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "national securities exchange," "net assets," "prospectus," "sale," "sell" and
"security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this contract is relaxed by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.

MITCHELL HUTCHINS SERIES TRUST
Attest:  /s/ Cristina Paradiso

Name:  Cristina Paradiso
Title:    Assistant Secretary
By:     /s/ Dianne E. O'Donnell

Name: 	Dianne E. O'Donnell
Title:   Secretary and Vice President

MITCHELL HUTCHINS ASSET
MANAGEMENT INC.
Attest:  /s/ Cristina Paradiso

Name:  Cristina Paradiso
Title:    Vice President
By:      /s/ Amy R. Doberman

Name:  Amy R. Doberman
Title:    Senior Vice President and
General
	 Counsel





FORM 10f-3	Eligible Foreign Offering	Alliance

FUND:  	MHST Global Equity

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.	Issuer:  Orange SA

2.	Date of Purchase 02-13-01  3. Date offering commenced:  02-13-01

3.	Underwriters from whom purchased:Dresdner Kleinwort Wasserstein

4.	"Affiliated Underwriter" managing or participating in
syndicate:  UBS Warburg

5.	Aggregate principal amount or number of shares purchased:
  2,100 shares

6.   Aggregate principal amount or total number of shares of offering:
  633 million shares

7.	Purchase price (net of fees and expenses):  $10 Euro

8.	Initial public offering price:  $10 Euro

9.	Commission, spread or profit:  2 1/2%	$.24 Euro

10.	Have the following conditions been
satisfied?
YES
NO
a.	The securities are part of an issue registered
under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934.

X

b.	The securities were purchased prior to the end
of the first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

X

c.	The underwriting was a firm commitment
underwriting.
X

d.	The commission, spread or profit was reasonable
and fair in relation to that being received by others for underwriting similar securities during the same period.

X

e.	(1)  If securities are registered under the
Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

X

      (2)  If securities are municipal securities,
the issue of securities has received an
investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.



f.	The amount of such securities purchased by all
of the investment companies advised by Mitchell
Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

X

g.	The purchase price was less than 3% of the
Fund's total assets.
X

h.	No Affiliated Underwriter was a direct or
indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as PaineWebber Group Inc. and any of its affiliates, including PaineWebber Incorporated. In the case of a Fund advised by a Sub-Adviser, "Affiliated
Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.


X

Approved:  /s/ Mark Manley			Date: 3/23/01